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                                                                    Exhibit 23.7

                              Arthur Andersen LLP




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 27, 1997 included in Grand Prix Association of Long Beach, Inc.'s Form 10-KSB for the period ended November 30, 1996 and to all references to our Firm included in this registration statement.



                                              /s/ Arthur Andersen LLP
                                              ---------------------------
                                              ARTHUR ANDERSEN LLP



Los Angeles, California
September 24, 1997